Exhibit 99.2

Vigil Neuroscience Enters into Definitive Merger Agreement to be Acquired by Sanofi

- Vigil’s shareholders to receive up to $10.00 per share in cash, comprised of $8.00 per share in cash at closing and a non-tradeable contingent value right of $2.00 per share in cash following the first commercial sale of VG-3927 -

- Acquisition expected to strengthen development path for the oral small molecule TREM2 agonist program, including VG-3927, a Phase 2-ready clinical candidate for potential treatment of Alzheimer’s disease –

- Companies expect transaction to close in third quarter of 2025 -

WATERTOWN, Mass., May 21, 2025 — Vigil Neuroscience, Inc. (Nasdaq: VIGL), a clinical-stage biotechnology company committed to harnessing the power of microglia for the treatment of neurodegenerative diseases and Sanofi (NASDAQ: SNY), today announced that it has entered into a definitive merger agreement pursuant to which Sanofi will acquire Vigil for an upfront payment of $8.00 per share of common stock in cash. Vigil shareholders will also receive a non-tradeable contingent value right (CVR) entitling the holder to potentially receive an additional $2.00 per share in cash payable following the first commercial sale of VG-3927 if achieved within a specific period. The total equity value of the transaction, including the potential CVR payment, represents approximately $600 million on a fully diluted basis.

“We are incredibly proud of the legacy we have built at Vigil and today’s announcement is a testament to the value of our TREM2 agonist pipeline,” said Ivana Magovčević-Liebisch, Ph.D., J.D., President and Chief Executive Officer of Vigil. “Sanofi’s development capabilities, therapeutic expertise, global footprint, and financial strength provide the greatest opportunity to further the development of VG-3927 for the potential treatment of Alzheimer’s disease and potentially bring this important and differentiated therapy to those struggling with the immense burden of this disease.”

Activating TREM2 is expected to enhance the neuroprotective function of microglia in Alzheimer’s disease. In neurodegenerative diseases such as Alzheimer’s disease, microglial activation is dysregulated, leading to debris accumulation, chronic inflammation and neurodegeneration in the central nervous system. Activation of TREM2 has shown to promote the migration of microglial cells to sites of injury, enhance their capability for phagocytosis, proliferation, and survival. Consequently, this facilitates the prevention of neural degeneration that is frequently associated with adult-onset neurodegenerative diseases.

Currently approved therapies for Alzheimer’s disease do not stop or reverse the disease progression and there are stringent eligibility requirements for treatment. There is a critical need to develop more efficacious, safer, and convenient options for people living with Alzheimer’s disease.

“Sanofi’s complementary capabilities and commitment to bring innovative therapies to patients align with our mission and what we have passionately been working toward over the past five years,” continued Magovčević-Liebisch. “We want to thank Vigil’s exceptional employees for their unrelenting dedication and our patient communities for their steadfast engagement, to whom I extend my deepest gratitude. Together, we look forward to following Sanofi’s journey in advancing next-generation small molecule TREM2 therapies for severe neurodegenerative diseases and potentially offering new treatment options to patients.”

“This acquisition is fully supporting Sanofi’s strategic focus on neurology and on advancing science and leveraging our expertise in immunology to solve areas of critical unmet need,” said Houman Ashrafian, M.D., Ph.D., Head of Research and Development of Sanofi. “TREM2 represents a compelling target at the intersection of immune dysregulation and neurodegeneration, particularly in people living with Alzheimer’s because they face devastating cognitive decline with limited treatment options. Vigil’s expertise is complementary to our capabilities in neurology and reinforces our dedication to developing innovative medicines to improve people’s lives. Vigil’s team are a welcome addition, and we look forward to working with them and the patient community.”

Terms of the Transaction

Under the terms of the merger agreement, Sanofi and Vigil have agreed to the following:

•	Sanofi will acquire all outstanding common shares of Vigil for $8.00 per share in cash at closing, representing an equity value of approximately $470 million (on a fully diluted basis)

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In addition, Vigil’s shareholders will receive a non-transferrable CVR per Vigil share, which will entitle its holder to receive a deferred cash payment of $2.00, conditioned upon the first commercial sale for VG-3927.

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Iluzanebart (VGL101), Vigil’s monoclonal antibody program, is not being acquired by Sanofi, and its return to Amgen, the original licensor, and the termination of the exclusive license agreement with Amgen solely with respect to VGL101, will occur prior to the closing of the transaction.

Bruce Booth, Atlas Ventures, and Ivana Magovčević-Liebisch have signed voting and support agreements in favor of the deal. The shares subject to these agreements represent a total of approximately 16% of Vigil’s total common shares outstanding.

The closing of the acquisition is subject to other conditions customary for such a transaction, including the approval of holders of a majority of the outstanding shares of Vigil common stock, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary conditions.

Sanofi and Vigil expect the transaction to close in the third quarter of 2025.

Advisors

Centerview Partners LLC is acting as exclusive financial advisor to Vigil, and Goodwin Procter LLP is serving as legal counsel.

About Sanofi

We are an innovative global healthcare company, driven by one purpose: we chase the miracles of science to improve people’s lives. Our team, across the world, is dedicated to transforming the practice of medicine by working to turn the impossible into the possible. We provide potentially life-changing treatment options and life-saving vaccine protection to millions of people globally, while putting sustainability and social responsibility at the center of our ambitions. Sanofi is listed on EURONEXT: SAN and NASDAQ: SNY.

About Vigil Neuroscience

Vigil Neuroscience is a clinical-stage biotechnology company focused on developing treatments for both rare and common neurodegenerative diseases by restoring the vigilance of microglia, the sentinel immune cells of the brain. Vigil is utilizing the tools of modern neuroscience drug development across multiple therapeutic modalities in its efforts to develop precision-based therapies to improve the lives of patients and their families. Iluzanebart, Vigil’s lead clinical candidate, is a fully human monoclonal antibody agonist targeting triggering receptor expressed on myeloid cells 2 (TREM2) in people with adult-onset leukoencephalopathy with axonal spheroids and pigmented glia (ALSP), a rare and fatal neurodegenerative disease. Vigil is also developing VG-3927, a novel small molecule TREM2 agonist, to treat common neurodegenerative diseases associated with microglial dysfunction, with an initial focus on Alzheimer’s disease (AD).

Forward Looking Statements

This communication includes certain disclosures that contain express or implied forward-looking statements related to Sanofi, Vigil and the acquisition of Vigil by Sanofi that are made pursuant to the safe harbor provisions of the federal securities laws, including, without limitation, express or implied forward-looking statements regarding: Vigil’s strategy, business plans and focus; the potential therapeutic benefit of the Company’s product candidates, including iluzanebart and VG-3927; the return of VGL101 to Amgen (VGL101 Return); the progress and timing of the clinical development of Vigil’s product candidates and programs; beliefs about observations made analyzing preclinical study and clinical trial data to date; and the future operations and performance of Sanofi and Vigil. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied:

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statements regarding the transaction and related matters, expected timelines for completing the transaction, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses;

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statements of targets, plans, objectives or goals for future operations, including those related to Sanofi’s and Vigil’s products, potential therapeutic benefit, product research, product development, product introductions and product approvals as well as cooperation in relation thereto;

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statements containing projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures;

•	statements regarding future economic performance, future actions and outcomes of any potential future legal proceedings; and

•	statements regarding the assumptions underlying or relating to such statements.

These statements are based on current beliefs, judgments and assumptions based upon information currently available to Sanofi and Vigil management and utilized to develop plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. Sanofi and Vigil each caution that a number of important factors, including those described in this document, could cause actual results to differ materially from those contemplated in any forward-looking statements.

Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations) or the receipt of the requisite approval of Vigil’s stockholders; the possibility that the proposed transaction may not be completed in the time frame expected by Sanofi and Vigil, or at all; the possibility that the VGL101 Return may not be completed in the anticipated time frame or at all; failure to realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the transaction on relationships with employees, other business partners or governmental entities; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; negative effects of this announcement or the consummation of the proposed transaction on the market price of Sanofi’s shares or Vigil’s common stock and/or Sanofi’s or Vigil’s operating results; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the risks related to non-achievement of the CVR milestone and that holders of the CVRs will not receive payments in respect of the CVRs; other business effects, including the effects of industry, economic or political conditions outside of Vigil’s or Sanofi’s control; potentially significant political, trade or regulatory developments and other circumstances beyond Vigil’s control, including government shutdowns, layoffs, voluntary resignations and reorganizations, new legislation and executive orders, trade disputes and tariffs; transaction costs; actual or contingent liabilities; risk of litigation and/or regulatory actions related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transaction; adverse impacts on business, operating results or financial condition in the future due to pandemics, epidemics or outbreaks and their impact on Sanofi’s and Vigil’s respective businesses, operations, supply chain, patient enrollment and retention, clinical trials, strategy, goals and anticipated milestone; government-mandated or market-driven price decreases for Sanofi’s or Vigil’s products; introduction of competing products; reliance on information technology; Sanofi’s or Vigil’s ability to successfully market current and new products; Sanofi’s, Vigil’s and their collaborators’ ability to continue to conduct research and clinical programs; Vigil’s ability to successfully demonstrate the efficacy and safety of its product candidates, the therapeutic potential of its product candidates and the preclinical or clinical results for its product candidates, which may not support further development of such product candidates; comments, feedback and actions of regulatory agencies; exposure to product liability and legal proceedings and investigations; and other risks and uncertainties detailed from time to time in Vigil’s periodic reports filed with the U.S. Securities and Exchange Commission (SEC) and Vigil’s other filings with the SEC.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs, judgments and assumptions based upon information currently available to Sanofi’s and Vigil’s management. Forward-looking statements contained in this announcement are made as of this date, and Sanofi and Vigil undertake no duty to update such information except as required under applicable law. Readers should not rely upon the information on this page as current or accurate after its publication date.

Additional Information And Where To Find It

In connection with the proposed transaction between Vigil and Sanofi, Vigil will file with the SEC a proxy statement on Schedule 14A (Proxy Statement) relating to a special meeting of its stockholders. Additionally, Vigil may file other relevant materials with the SEC in connection with the proposed transaction. VIGIL’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive Proxy Statement will be mailed or otherwise made available to Vigil’s securityholders. Investors and securityholders will be able to obtain a copy of the Proxy Statement as well as other filings containing information about the proposed transaction that are filed by Vigil or Sanofi with the SEC, free of charge on EDGAR at www.sec.gov.

Participants in the Solicitation

Vigil and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Vigil in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about Vigil’s directors and executive officers, including a description of their interests, by security holdings or otherwise, in the proposed transaction will be included in the Proxy Statement. Vigil stockholders may obtain additional information regarding the participants in the solicitation of proxies in connection with the proposed transaction by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.

Internet Posting of Information

Vigil routinely posts information that may be important to investors in the ‘Investors’ section of its website at https://www.vigilneuro.com. The Company encourages investors and potential investors to consult our website regularly for important information about Vigil.

Investor Contact:

Leah Gibson

Vice President, Investor Relations & Corporate Communications

Vigil Neuroscience, Inc.

lgibson@vigilneuro.com

Media Contact:

Megan McGrath

CTD Comms, LLC

megan@ctdcomms.com